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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  October 24, 2005
                                                 -------------------------------


                               LAND O'LAKES, INC.
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             (Exact name of registrant as specified in its charter)


          MINNESOTA                    333-84486                 41-0365145
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                      Identification No.)



              4001 LEXINGTON AVENUE NORTH
                 ARDEN HILLS, MINNESOTA                            55126
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        (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code  (651) 481-2222
                                                   -----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
     CFR 240.14a-12(b)).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS


     On October 24, 2005, Land O'Lakes, Inc. (the "Company") announced that it had commenced a modified Dutch auction tender offer to purchase for cash up to $150 million aggregate principal amount of its 8 3/4% senior securities due 2011.

     A copy of the Company's press release is attached hereto as Exhibit 99.1



ITEM 9.01 EXHIBITS


     (c)    Exhibits.
     99.1   Land O'Lakes, Inc. press release dated October 24, 2005.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                   LAND O'LAKES, INC.


Date:  October 24, 2005                            /s/ Daniel Knutson
                                                       -------------------------
                                                   Daniel Knutson
                                                   Senior Vice President and
                                                   Chief Financial Officer







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                                  EXHIBIT INDEX


99.1    Land O'Lakes, Inc. press release dated October 24, 2005.